INVESTOR UPDATE

SECOND QUARTER 2020

August 19, 2020

Dear Fellow Stockholder:

Griffin-American Healthcare REIT IV recently filed its Quarterly Report on Form 10-Q with the United States Securities and Exchange Commission, or SEC, and I am pleased to provide a summary of our operations, particularly in light of the ongoing coronavirus, or COVID-19, pandemic.

As you know, the onset of the pandemic in March has had a meaningful impact on our business. Thus, our primary goal continues to be to preserve cash and liquidity as we manage through the issues at-hand. State-mandated stay-at-home orders have impacted more than 90 percent of the United States population and have directly affected the operations of our assets throughout the country.

More than 50 percent of our medical office building tenants have been deemed "non-essential" during the COVID-19 pandemic, resulting in unprecedented pressure on their revenue streams. Additionally, both our senior housing and skilled nursing facilities have encountered significant downward pressure on revenues as the pandemic has disrupted the admission of new residents to our senior housing facilities and dramatically reduced the number of patients that require post-acute stays in our skilled nursing facilities following the temporary halts to elective surgical procedures imposed by most states. Despite the downward pressure on occupancy at these facilities, the pandemic has also resulted in significantly higher operating costs due to the greater reliance on personal protective equipment and expanded labor costs associated with providing proper care for residents while contending with a tremendous increase in safety and sanitation protocols.

We believe that long-term stability will return once the virus has been controlled. In states where lockdown orders have been lifted, the downward trends in our portfolio appear to have largely moderated, but we have not yet witnessed a significant rebound. Over time, we are optimistic that operations will strengthen.

The needs-based stability of healthcare real estate has historically resulted in strong performance even during economic downturns, and we believe our portfolio will weather the impact of what may be a significant recession in the near-term once the immediate healthcare crisis subsides. In fact, despite the strains we have experienced during the early months of the pandemic, our portfolio has performed relatively well (please see the "Second Quarter 2020 Highlights and Accomplishments" sidebar for more detail).

During the early days of the COVID-19 pandemic, our executive management team and board of directors took significant action to strengthen corporate liquidity through the postponement of non-essential capital expenditures, the suspension of the company's share repurchase plan with respect to all repurchase requests other than those resulting from the death or qualifying disability of stockholders and through the reduction of the company's monthly investor distribution payments.

(continued on next page)

Second Quarter 2020 Highlights and Accomplishments

- Modified funds from operations, as defined by the Institute for Portfolio Alternatives, attributable to controlling interest, or MFFO, equaled $10.6 million for the quarter ended June 30, 2020, representing year-over-year growth of 29.8 percent compared to MFFO of $8.2 million during the second quarter 2019. (Please see financial reconciliation tables and notes at the end of this update for more information regarding MFFO.)
- Funds from operations, as defined by the National Association of Real Estate Investment Trusts, or NAREIT, attributable to controlling interest, or FFO, equaled $12.4 million for the quarter ended June 30, 2020, representing year-over-year growth of 153.8 percent compared to FFO of $4.9 million during the second quarter 2019. (Please see financial reconciliation tables and notes at the end of this update for more information regarding FFO.)
- Net loss during the quarter was $1.2 million, compared to net loss of $5.9 million during the second quarter 2019. Net loss is due largely to depreciation and amortization expense of our properties, a non-cash item, in accordance with accounting principles generally accepted in the United States of America, or GAAP. (Please see financial reconciliation tables and notes at the end of this update for more information regarding net loss.)

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Second Quarter 2020 Highlights and Accomplishments

- Net operating income, or NOI, totaled $18.2 million for the quarter ended June 30, 2020, representing an increase of 20.0 percent over second quarter 2019 NOI of $15.2 million. (Please see financial reconciliation tables and notes at the end of this update for more information regarding NOI.)
- As of June 30, 2020, the company's non-RIDEA[3] property portfolio achieved a leased percentage of 95.5 percent and weighted average remaining lease term of 8.6 years. The company's portfolio of senior housing — RIDEA facilities achieved a leased percentage of 79.8 percent. Portfolio leverage[2] was 39.3 percent.
- The company declared and paid daily distributions equal to $0.40 per share annualized to its stockholders of record for the second quarter 2020.
- On April 2, 2020, the board of directors determined an estimated per share net asset value of the company's common stock at $9.54 per share as of December 31, 2019.[4]

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Although these were difficult decisions, in hindsight, we are very proud of the decisive actions taken, as our balance sheet remains healthy with more than $50 million[1] available on our corporate line of credit and low portfolio leverage[2] of 39.3 percent.[1] We remain optimistic about the long-term prospects for Griffin-American Healthcare REIT IV, but also understand that we are in the midst of unprecedented healthcare and economic crises that make it difficult to predict what will occur in the coming weeks and months.

As such, we will remain vigilant and continue to take prudent steps to safeguard your investment and serve as good stewards of your capital. Should you have any questions, please do not hesitate to reach out to our Investor Services department at 888-926-2688. We will, of course, continue to report back to you as events warrant.

Kind Regards,



Jeff Hanson
Chairman and Chief Executive Officer
Griffin-American Healthcare REIT IV

(1) As of June 30, 2020.

(2) Total debt divided by total market value of real estate. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

(3) The operation of healthcare-related facilities utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007 is commonly referred to as a "RIDEA" structure.

(4) Please refer to the company's Current Report on Form 8-K filed with the SEC on April 3, 2020 for additional information.

Certain statements contained herein may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the effects of the COVID-19 pandemic, including its effects on the healthcare industry, all of the asset classes in our portfolio and our company's financial performance and future challenges and determinations, our expectations regarding the long-term stability and strength of our portfolio and the effects of the changes to our distribution policy and share repurchase plan and postponement of non-essential capital expenditures. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties regarding legislative and regulatory changes; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the SEC. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

SECOND QUARTER 2020



Lafayette Assisted Living Portfolio | *Lafayette, LA*

PORTFOLIO SUMMARY (AS OF JUNE 30, 2020)

Aggregate Contract Purchase Price[(1)]:	$1.1 billion	Leased[(2)]:	95.5%
Buildings:	94	Weighted Average Remaining Lease Term[(2)]:	8.6 years
Gross Leasable Area (Sq Ft):	4.9 million	Leverage Ratio[(3)]:	39.3%

REGIONAL CONCENTRATION

(based on aggregate contract purchase price)[(1)]


Midwest
37.0%
West
27.9%
East
9.0%
South
26.1%

PORTFOLIO ASSET MIX

(based on aggregate contract purchase price)[(1)]


Senior Housing
9.3%
Medical Office Buildings
55.6%
Skilled Nursing Facilities
10.8%
Senior Housing — RIDEA
24.3%

CUMULATIVE PORTFOLIO BY QUARTER

(based on aggregate contract purchase price)[(1)]


$897.3 MILLION
$1.0 BILLION
$1.1 BILLION
Q2 2019
Q4 2019
Q2 2020

(1) Based on aggregate contract purchase price of real estate investments acquired, excluding our interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Excludes our senior housing — RIDEA facilities. Our senior housing — RIDEA facilities were 79.8% leased for the six months ended June 30, 2020 and substantially all of our leases with residents at such properties are for a term of one year or less.

(3) Total debt divided by total market value of real estate. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

PROPERTY PORTFOLIO (AS OF JUNE 30, 2020)

	Acquisition	Property Type	Acquisition Date	Location	Gross Leasable Area (Sq Ft)	Leased %	Aggregate Contract Purchase Price
1	Auburn Medical Office Building	MOB	Jun 2016	Auburn, CA	19,000	100%	$5,450,000
2	Pottsville Medical Office Building	MOB	Sep 2016	Pottsville, PA	36,000	100%	$9,150,000
3	Charlottesville Medical Office Building	MOB	Sep 2016	Charlottesville, VA	74,000	100%	$20,120,000
4	Rochester Hills Medical Office Building	MOB	Sep 2016	Rochester Hills, MI	30,000	87.1%	$8,300,000
5	Cullman Medical Office Building III	MOB	Sep 2016	Cullman, AL	52,000	100%	$16,650,000
6	Iron Medical Office Building Portfolio	MOB	Oct 2016	Cullman & Sylacauga, AL	208,000	87.7%	$31,000,000
7	Mint Hill Medical Office Building	MOB	Nov 2016	Mint Hill, NC	58,000	100%	$21,000,000
8	Lafayette Assisted Living Portfolio	SEN — RIDEA	Dec 2016	Lafayette, LA	80,000	69.8%	$16,750,000
9	Evendale Medical Office Building	MOB	Dec 2016	Evendale, OH	66,000	73.1%	$10,400,000
10	Battle Creek Medical Office Building	MOB	Mar 2017	Battle Creek, MI	46,000	79.4%	$7,300,000
11	Reno Medical Office Building	MOB	Mar 2017	Reno, NV	191,000	88.1%	$66,250,000
12	Athens Medical Office Building Portfolio	MOB	May 2017	Athens, GA	61,000	98.5%	$16,800,000
13	SW Illinois Senior Housing Portfolio	SEN	May 2017	Columbia, Millstadt, Red Bud & Waterloo, IL	191,000	100%	$31,800,000
14	Lawrenceville Medical Office Building	MOB	Jun 2017	Lawrenceville, GA	31,000	100%	$11,275,000
15	Northern California Senior Housing Portfolio	SEN — RIDEA	Jun 2017	Belmont, Fairfield, Menlo Park & Sacramento, CA	135,000	100%	$45,800,000
16	Roseburg Medical Office Building	MOB	Jun 2017	Roseburg, OR	62,000	100%	$23,200,000
17	Fairfield County Medical Office Building Portfolio	MOB	Sep 2017	Stratford & Trumbull, CT	80,000	94%	$15,395,000
18	Central Florida Senior Housing Portfolio	SEN — RIDEA	Nov 2017	Bradenton, Brooksville, Lakeland, Lake Placid, Pinellas Park, Sanford, Spring Hill & Winter Haven, FL	899,000	81.8%	$109,500,000
19	Central Wisconsin Senior Care Portfolio	SNF	Mar 2018	Sun Prairie & Waunakee, WI	236,000	100%	$22,600,000
20	Sauk Prairie Medical Office Building	MOB	Apr 2018	Prairie du Sac, WI	55,000	100%	$19,500,000
21	Surprise Medical Office Building	MOB	Apr 2018	Surprise, AZ	34,000	94.1%	$11,650,000
22	Southfield Medical Office Building	MOB	May 2018	Southfield, MI	85,000	74.4%	$16,200,000
23	Pinnacle Beaumont Assisted Living Facility	SEN — RIDEA	Jul 2018	Beaumont, TX	61,000	75.5%	$19,500,000
24	Grand Junction Medical Office Building	MOB	Jul 2018	Grand Junction, CO	83,000	100%	$31,500,000
25	Edmonds Medical Office Building	MOB	Jul 2018	Edmonds, WA	55,000	96.9%	$23,500,000
26	Pinnacle Warrenton Assisted Living Facility	SEN — RIDEA	Aug 2018	Warrenton, MO	34,000	91.4%	$8,100,000
27	Glendale Medical Office Building	MOB	Aug 2018	Glendale, WI	43,000	80.3%	$7,600,000
28	Missouri Skilled Nursing Facility Portfolio	SNF	Sep 2018	Florissant, Kansas City, Milan, Moberly, Salisbury, Sedalia & St. Elizabeth, MO	385,000	100%	$88,200,000
29	Flemington Medical Office Building Portfolio	MOB	Nov 2018	Flemington, NJ	49,000	98.1%	$16,950,000
30	Lawrenceville Medical Office Building II	MOB	Dec 2018	Lawrenceville, GA	45,000	100%	$9,999,000
31	Mill Creek Medical Office Building	MOB	Dec 2018	Mill Creek, WA	22,000	100%	$8,250,000
32	Modesto Medical Office Building	MOB	Dec 2018	Modesto, CA	58,000	100%	$16,000,000
33	Michigan Assisted Living Facility Portfolio	SEN	Dec 2018 & May 2019	Grand Rapids, Holland, Howell, Lansing & Wyoming, MI	328,000	100%	$70,000,000
34	Lithonia Medical Office Building	MOB	Mar 2019	Lithonia, GA	40,000	84.1%	$10,600,000
35	West Des Moines Skilled Nursing Facility	SNF	Mar 2019	West Des Moines, IA	39,000	100%	$7,000,000
36	Great Nord Medical Office Building Portfolio	MOB	Apr 2019	Tinley Park, IL; Chesterton & Crown Point, IN; & Plymouth, MN	143,000	95.3%	$44,000,000
37	Overland Park Medical Office Building	MOB	Aug 2019	Overland Park, KS	76,000	92.9%	$29,833,117
38	Blue Badger Medical Office Building	MOB	Aug 2019	Marysville, OH	34,000	100%	$13,650,000
39	Bloomington Medical Office Building	MOB	Aug 2019	Bloomington, IL	45,000	100%	$18,200,000
40	Memphis Medical Office Building	MOB	Aug 2019	Memphis, TN	27,000	100%	$8,700,000
41	Haverhill Medical Office Building	MOB	Aug 2019	Haverhill, MA	64,000	100%	$15,500,000
42	Fresno Medical Office Building	MOB	Oct 2019	Fresno, CA	32,000	92.7%	$10,000,000
43	Colorado Foothills Medical Office Building Portfolio	MOB	Nov 2019	Arvada, Centennial & Colorado Springs, CO	131,000	92.2%	$31,200,000
44	Catalina West Haven Assisted Living Facility	SEN — RIDEA	Jan 2020	West Haven, UT	66,000	73.8%	$12,799,000
45	Louisiana Senior Housing Portfolio	SEN — RIDEA	Jan 2020	Gonzales, Monroe, New Iberia, Shreveport & Slidell, LA	177,000	84.5%	$34,000,000
46	Catalina Madera Assisted Living Facility	SEN — RIDEA	Jan 2020	Madera, CA	97,000	83.1%	$17,900,000

PROPERTY PORTFOLIO (AS OF JUNE 30, 2020)


31
25
16
1
11
32
15
46
42
21
44
24
43
19
27
10
20
33
4
22
35
36
39
38
9
26
13
37
28
40
5
6
14
12
30
34
7
3
2
29
41
17
45
8
23
18

LEGEND

- **Medical Office Buildings (MOB)**
- **Senior Housing (SEN)**
- **Senior Housing — RIDEA (SEN — RIDEA)**
- **Skilled Nursing Facilities (SNF)**



Glendale Medical Office Building | *Glendale, WI*

FINANCIAL RECONCILIATION (FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 AND 2019)

FFO and MFFO Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
Net loss	$ (1,155,000)	$ (5,889,000)	$ (9,088,000)	$ (18,250,000)
Add:				
Depreciation and amortization related to real estate — consolidated properties	12,720,000	9,931,000	25,250,000	26,009,000
Depreciation and amortization related to real estate — unconsolidated entity	878,000	845,000	1,760,000	1,693,000
Net loss attributable to noncontrolling interests	209,000	32,000	376,000	57,000
Less:				
Depreciation and amortization related to noncontrolling interests	(249,000)	(33,000)	(479,000)	(66,000)
FFO attributable to controlling interest	$ 12,403,000	$ 4,886,000	$ 17,819,000	$ 9,443,000
Acquisition related expenses(1)	$ 8,000	$ 1,300,000	$ 17,000	$1,418,000
Amortization of above- and below-market leases(2)	41,000	(39,000)	59,000	(94,000)
Change in deferred rent(3)	(1,149,000)	(1,074,000)	(2,223,000)	(647,000)
(Gain) loss in fair value of derivative financial instruments(4)	(853,000)	3,021,000	3,752,000	4,999,000
Adjustments for unconsolidated entity(5)	155,000	79,000	328,000	161,000
Adjustments for noncontrolling interests(5)	—	—	(6,000)	—
MFFO attributable to controlling interest	**$ 10,605,000**	**$ 8,173,000**	**$ 19,746,000**	**$ 15,280,000**
Weighted average Class T and Class I common shares outstanding — basic and diluted	80,402,887	79,026,999	80,352,269	77,077,068
Net loss per Class T and Class I common share — basic and diluted	$ (0.01)	$ (0.07)	$ (0.11)	$ (0.24)
FFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$ 0.15	$ 0.06	$ 0.22	$ 0.12
MFFO attributable to controlling interest per Class T and Class I common share — basic and diluted	$ 0.13	$ 0.10	$ 0.25	$ 0.20

Net Operating Income Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
Net loss	$ (1,155,000)	$ (5,889,000)	$ (9,088,000)	$ (18,250,000)
General and administrative	3,840,000	3,241,000	8,288,000	7,431,000
Acquisition related expenses	8,000	1,300,000	17,000	1,418,000
Depreciation and amortization	12,720,000	9,931,000	25,250,000	26,009,000
Interest expense	4,121,000	6,828,000	14,036,000	12,391,000
Income from unconsolidated entity	(1,074,000)	(138,000)	(1,329,000)	(264,000)
Other income	(261,000)	(80,000)	(270,000)	(149,000)
Income tax expense	39,000	7,000	39,000	10,000
Net operating income	$ 18,238,000	$ 15,200,000	$ 36,943,000	$ 28,596,000

(1) In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. Such information would be comparable only for publicly registered, non-listed real estate investment trusts that have completed their acquisition activity and have other similar operating characteristics. By excluding expensed acquisition related expenses, we believe MFFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties. Acquisition fees and expenses include payments to our advisor or its affiliates and third parties.

(2) Under GAAP, above- and below-market leases are assumed to diminish predictably in value over time and amortized, similar to depreciation and amortization of other real estate-related assets that are excluded from FFO. However, because real estate values and market lease rates historically rise or fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, we believe that by excluding charges relating to the amortization of above- and below-market leases, MFFO may provide useful supplemental information on the performance of the real estate.

(3) Under GAAP, as a lessor, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays). As a lessee, we record amortization of right-of-use assets and accretion of lease liabilities for our operating leases. This may result in income or expense recognition that is significantly different than the underlying contract terms. By adjusting for such amounts, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns results with management's analysis of operating performance.

(4) Under GAAP, we are required to include changes in fair value of our derivative financial instruments in the determination of net income or loss. We believe that adjusting for the change in fair value of our derivative financial instruments to arrive at MFFO is appropriate because such adjustments may not be reflective of on-going operations and reflect unrealized impacts on value based only on then current market conditions, although they may be based upon general market conditions. The need to reflect the change in fair value of our derivative financial instruments is a continuous process and is analyzed on a quarterly basis in accordance with GAAP.

(5) Includes all adjustments to eliminate the unconsolidated entity's share or noncontrolling interests' share, as applicable, of the adjustments described in notes (1) – (4) above to convert our FFO to MFFO.